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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-07809, 333-44025, 333-45027, 333-52793, 333-69621, 333-89361 and 333-39872



                                                          ARTHUR ANDERSEN LLP






Chicago, Illinois
March 26, 2001